UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2024

Quantum Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-13449	94-2665054
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

224 Airport Parkway, Suite 550 San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

(408) 944-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	QMCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 13, 2024, Quantum Corporation (the “Company”) received a written notice (the “Notice”) from the Listing Qualifications staff of the Nasdaq Stock Market LLC (“Nasdaq”) stating that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended December 31, 2023 (the “Quarterly Report”) with the Securities and Exchange Commission (the “SEC”).

On February 14, 2024, the Company filed a Notification of Late Filing on Form 12b-25 with the SEC indicating that the filing of the Quarterly Report would be delayed due to additional time being needed to re-evaluate its application of standalone selling price under Accounting Standards Codification Topic 606.

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 17, 2023, on November 14, 2023, the Company was notified by Nasdaq that it was not in compliance with Nasdaq Listing Rule 5250(c)(1) as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 (the “Initial Delinquent Filing”). The Company submitted a plan to regain compliance, and Nasdaq granted the Company an exception until May 7, 2024 to file the Initial Delinquent Filing.

The Company must submit an update to the original plan to regain compliance to include the Company’s plan to file the Quarterly Report and the progress the Company has made towards implementing the plan submitted in connection with the Initial Delinquent Filing. If Nasdaq accepts the Company’s plan, Nasdaq can grant an exception of up to 180 calendar days from the original due date of the Initial Delinquent Filing, which 180-day period would end on May 7, 2024, to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Notice has no immediate impact on the listing of the Company’s common stock, which will continue to trade on Nasdaq, subject to the Company’s compliance with other continued listing requirements of Nasdaq.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2024	QUANTUM CORPORATION

	By:	/s/ Brian E. Cabrera
	Name:	Brian E. Cabrera
	Title:	Senior Vice President, Chief Administrative Officer, and Corporate Secretary